AMENDMENT NO. 1
                                   AND CONSENT
                             Dated as of July 29, 1996
                                       to
                      RESTATED AND AMENDED CREDIT AGREEMENT
                             Dated as of May 27, 1996



     This Amendment No. 1 and Consent ("Amendment") dated as of July 29, 1996 is entered into between RHI Holdings, Inc., a Delaware corporation ("RHI") and Citicorp North America, Inc., as the sole "Senior Lender" (as defined in the Credit Agreement identified below) of RHI. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.


                              PRELIMINARY STATEMENT:

     RHI, certain financial institutions as Senior Lenders, and the Administrative Agent are parties to that certain Restated and Amended Credit Agreement dated as of May 27, 1996, as amended (the "Credit Agreement").

     RHI has requested certain amendments to the Credit Agreement and the Senior Lender's consent to (i) RHI's contribution of all issued and outstanding Capital Stock of Fairchild Germany, Inc., a Delaware corporation and wholly-owned Subsidiary of RHI to Fairchild Holding Corp., a Delaware corporation and wholly-owned Subsidiary of RHI, (ii) an amendment of the Tax Allocation Agreement, and
(iii) the sale of all of the issued and outstanding Capital Stock of Scandinavian
Bellyloading International, Inc. ("SBI") by Fairchild Scandinavian Bellyloading Company Aktiebolag ("FSBC") to RHI in consideration of the payment of $1.00.

     Subject to the terms and conditions stated herein, RHI and the sole Senior Lender of RHI have agreed to amend the Credit Agreement as set forth in Section 1 and the sole Senior Lender of RHI has agreed to consent to the aforesaid contribution of Capital Stock, amendment of the Tax Allocation Agreement and sale
of SBI Capital Stock.

     SECTION 1. Amendment to the Credit Agreement. Effective as of July 29, 1996, subject to the satisfaction of the conditions precedent set forth in
Section 3 hereof, the Credit Agreement is hereby amended as follows:

     1.1 Section 10.13 is amended to add the following provisions at the end thereof:

     In the event the Obligations exceed $10,000,000 in the aggregate at any time after the Closing Date, the Borrower shall, within three (3) Business Days after the occurrence of such event, execute and deliver to the Administrative Agent, for the benefit of the Senior Secured Creditors, pledges of all Securities, together with instruments evidencing the same, representing or evidencing Investments of the Borrower not theretofore so pledged. In the event Borrower acquires any additional equity Securities of issuers identified in the Borrower Pledge Agreement or Foreign Subsidiary Pledge Agreements, Borrower shall promptly
deliver the share certificates representing such Securities to the
 Administrative
Agent. In the event Borrower makes any Investments by means of loans or other advances to any Subsidiary of the Borrower, FHC or its Subsidiaries, or any member of the Aerospace Group, such loans and other advances shall be evidenced by a promissory note on terms satisfactory to the Administrative Agent and such note shall be endorsed to the Administrative Agent as part of the Collateral.

     1.2  Section 11.01 is amended to insert the following provision as clause
(c) thereof:
     (c) Liens against Investments of the Borrower (i) which are not Permitted Existing Investments or Investments required to be pledged to secure the Obligations as described in Section 10.13, (ii) which do not consist of pledged collateral as described or defined in any Loan Document, or (iii) which do not consist of additional or incremental Investments in debt Securities issued by a Person whose debt Securities are part of the Collateral or equity Securities issued by a Person whose equity Securities are part of the Collateral;

     1.3  Section 11.16 is amended to delete the word "and at the end of clause
(m) thereof, delete the period at the end of clause (n) thereof and substitute "; and" therefor, and add the following provision as clause (o) thereof:

     (o)  Indebtedness of the Borrower to FHC.

     1.4 Section 11.18 is amended to delete the provisions thereof in their entirety.

     1.5 Section 14.01(r) is amended to delete the provisions thereof in their entirety and substitute therefor the following:

     (r) TFC/RHI Consolidated Liquidity. The sum, as of any given date of determination, of (i) the amount of consolidated Cash and Cash Equivalents of TFC, the Borrower and FHC as of such date of determination plus (ii) the amount of the "Consolidated Loan Availability" (as defined in the FHC Credit Agreement) as of such date of determination after giving effect to any requests for loans or letters of credit received by the administrative agent under the FHC Credit Agreement on such date of determination minus (iii) the amount of Cash and Cash Equivalents of TFC, the Borrower and FHC required to secure Contractual Obligations of TFC, the Borrower and FHC as of such date of determination shall be less than $10,000,000.

     SECTION 2. Consents. The undersigned, as the sole Senior Lender of RHI, hereby consents to:

     2.1 the contribution by RHI of all of the issued and outstanding Capital Stock of Fairchild Germany, Inc., a wholly-owned Subsidiary of RHI, to Fairchild Holding Corp., a Delaware corporation and wholly-owned Subsidiary of RHI on July 29, 1996 and

    2.2 the amendment of the Tax Allocation Agreement pursuant to that certain Ninth Amended and Restated Tax Allocation Agreement dated as of July 29, 1996 among TFC, RHI, FHC and certain Affiliates thereof.

     2.3 the sale by FSBC to RHI of all of the issued and outstanding Capital Stock of SBI to RHI in consideration of the payment of $1.00.

     SECTION 3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of July 29, 1996 if, and only if, the Administrative Agent shall have received on or before August 6, 1996, an original
copy of this Amendment executed by RHI and the sole Senior Lender.


     SECTION 4. Representations and Warranties. RHI hereby represents and warrants as follows:

     4.1 This Amendment and the Credit Agreement as previously executed and amended and as amended hereby constitute legal, valid and binding obligations of RHI and are enforceable against RHI in accordance with their terms.

     4.2 No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment.

     4.3 Upon the effectiveness of this Amendment, RHI hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date
this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).


     SECTION 5.  Reference to and Effect on the Credit Agreement.

     5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall
mean and be a reference to the Credit Agreement as amended hereby.

     5.2 Except as specifically amended above or in the note modification agreement referenced in Section 3 above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Senior Lender or Agent or the Administrative Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein,
except as specifically set forth herein.


     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same
instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


     SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


     SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


RHI HOLDINGS, INC.                        CITICORP NORTH AMERICA, INC.
By: Karen L. Schneckenburger              By:  Colin M. Cohen
Title:  Treasurer                         Title:  Managing Director